Exhibit 10.102

Amendment No. 1 to Securities Purchase Agreement

This Amendment No. 1 to Securities Purchase Agreement (this “Amendment”), dated as of November 25, 2008, is made by and between Cord Blood America, Inc., a Florida corporation with its principal place of business located at 501 Santa Monica Blvd. Suite 700 Santa Monica, California (the “Company”), and Tangiers Investors, LP, a California limited partnership (“Tangiers”). The signatories hereto are referred to herein collectively as the “Parties,” and sometimes individually as a “Party.”

RECITALS

A. The Company and Tangiers are parties to that certain Securities Purchase Agreement dated as of June 27, 2008, a copy of which is attached hereto (the “Agreement”);

B. The Parties wish to amend the Securities Purchase Agreement to reduce the Purchase Price Floor as defined in the Securities Purchase Agreement and to make the other revisions provided for below.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereby agrees as follows:

ARTICLE I

AMENDMENT

1.1. Section 2.2 (c) of the Agreement shall be deleted in its entirety.

1.2. Section 1.16 of the Agreement shall be deleted in its entirety and replaced with the following paragraph:

“Section  1.16. “Maximum Advance Amount” The maximum dollar amount of each Advance will be equal to the average daily trading volume in dollar amount during the ten (10) trading days preceding the Advance Date. No Advance will be made in an amount lower than the Minimum Advance Amount (defined below) or higher than two-hundred fifty thousand dollars ($250,000).”

1.3. Section 10.2 (c)of the Agreement shall be deleted in its entirety.

ARTICLE II

MISCELLANEOUS

Section 3. Miscellaneous.

(a) References; No Other Amendments. Each reference in the Agreement to “this Agreement,” “hereunder” or words of like import referring to the Securities Purchase Agreement shall mean and be a reference to the Agreement as amended by this Amendment. Except as otherwise set forth in this Amendment, all of the terms and conditions of the Agreement remain unmodified and in full force and effect.

(b) Headings. Headings are for reference only and shall not be used in interpreting this Amendment.

(c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California applicable to agreements made and entirely to be performed therein. Each of the Parties irrevocably consents that any legal action or proceeding against it under, arising out of or in any manner relating to this Amendment may be brought in the state or federal courts of the State of California. Each of the Parties by the execution and delivery of this Amendment expressly and irrevocably assents and submits to the personal jurisdiction of such courts in any such action or proceeding. Each of the Parties further irrevocably consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to it by hand or by mail in the manner provided for in the Agreement. Any process in any action or proceeding commenced in the courts of the State of California or elsewhere arising out of any such claim, dispute or disagreement, must be served in the manner provided for in the Agreement.

(d) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT.

(e) Counterparts; Fax Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Amendment. Delivery of an executed signature page of this Amendment by facsimile shall be effective as delivery of a manually executed signature pages of this Amendment.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date first above written.

[Signature Page Attached]

SIGNATURE PAGE

Cord Blood America, Inc.

Name:	Matthew Schissler
Title:	Chief Executive Officer

Tangiers Investors, LP

By:	Tangiers Capital, LLC
Its:	General Partner